                                                                    EXHIBIT 10.7

                    SETTLEMENT AGREEMENT AND MUTUAL RELEASE
                    ---------------------------------------

     THIS SETTLEMENT AGREEMENT AND MUTUAL RELEASE (collectively, "Agreement") is entered into by and between Total Containment, Inc. ("TCI"), Ameron, Inc. ("Ameron"), Environ Products, Inc. ("Environ"), Michael C. Webb ("Webb"), Keith Osborne ("Osborne"), Intelpro Corporation ("Intelpro") and Buffalo Environmental Products Corporation ("Buffalo") (Osborne, Intelpro and Buffalo will collectively be referred to as "the Osborne Group") as of the date of execution of this Agreement by the last party hereto (the "Execution Date"). The Agreement is intended by the parties to be binding in its entirety on themselves, their employees, agents, attorneys, successors, assigns and other representatives of whatever kind.

                                   RECITALS
                                   --------

     WHEREAS, TCI and the Osborne Group were engaged in a patent interference proceeding before the Patent and Trademark Office (the "Interference") concerning, among other things, priority of ownership of the invention claimed in Osborne application serial no. 07/286,893;

     WHEREAS, Ameron and the Osborne Group entered into a certain Agreement for Purchase of a Non-Exclusive License, dated August 26, 1992 (the "License Agreement") pursuant to which, among other things, Ameron paid the Osborne Group prepaid royalties in the amount of $1,000,000.00 and the Osborne Group granted a license to Ameron to practice the inventions referenced therein (the "Inventions");

     WHEREAS, Ameron and the Osborne Group entered into a certain Supplement to Ameron, Inc./Osborne License Agreement, dated July 22, 1994 (the "Supplemental Agreement") pursuant to which, among other things, Ameron paid the Osborne Group prepaid royalties in the amount of $950,000.00 and the Osborne Group granted Ameron the right to enter into one sublicense agreement permitting an Ameron sublicensee to utilize the Inventions;

     WHEREAS, Ameron and Environ entered into a certain licensing agreement dated July 22, 1994 (the "Ameron/Environ License Agreement") pursuant to which, among other things, Environ paid $950,000.00 to obtain a sublicense from Ameron to practice the Inventions;

     WHEREAS, on December 16, 1994, TCI and the Osborne Group entered into a Settlement Agreement (the "Settlement Agreement") pursuant to which, among other things, TCI and the Osborne Group settled the Interference;

     WHEREAS, Ameron and Environ filed Civil Actions against TCI and the Osborne Group in the United States District Court for the Central District of California, captioned at Civil Action Nos. 94-7871 HLH and 95-6464 HLH, respectively, which were consolidated for pretrial and trial proceedings (the "License Termination Action") contending, among other things, that the termination of their rights under the License Agreement and Supplemental Agreement was invalid;

     WHEREAS, TCI and the Osborne Group filed answers to the complaints in the License Termination Action and asserted certain counterclaims;

     WHEREAS, the License Termination Action was tried before a jury in June and July, 1996 and the Court dismissed certain of Ameron's and Environ's claims and the jury found in favor of TCI and the Osborne Group on all of Ameron's and Environ's remaining claims and all of TCI's and the Osborne Group's counterclaims against Ameron and Environ were dismissed and/or withdrawn;

     WHEREAS, judgment was entered in favor of TCI and the Osborne Group and against Ameron and Environ in the License

Termination Action and on January 6, 1997 the Court taxed costs in the amount of $27,725.43 (the "Costs") in favor of TCI and the Osborne Group as prevailing parties;

     WHEREAS, Ameron and Environ filed appeals in the United States Court of Appeals for the Ninth Circuit, captioned at Docket No. 97-55344, following the determinations of the Court and jury in the License Termination Action (the "Ameron and Environ Appeal");

     WHEREAS, Ameron filed a Civil Action against the Osborne Group in the United States District Court for the Central District of California, captioned at Civil Action No. 96-6429, (the "First Refund Action") contending that the Osborne Group was obligated to refund to Ameron prepaid royalties in the amount of $1,000,000.00;

     WHEREAS, on February 20, 1997 summary judgment was entered in favor of Ameron and against the Osborne Group in the First Refund Action in the amount of $1,046,575.34 plus interest (the "$1,000,000.00 Judgment");

     WHEREAS, the Osborne Group filed an appeal in the United States Court of Appeals for the Ninth Circuit, captioned at Docket No. 97-55491, following entry of the $1,000,000.00 Judgment (the "Summary Judgment Appeal");

     WHEREAS, the Osborne Group paid into the registry of the United States District Court for the Central District of California the amount of $1,200,000.00 as security (the "1,200,000.00 Security") for the $1,000,000.00
Judgment pending the appeal therefrom;

     WHEREAS, Ameron filed a Civil Action against the Osborne Group in the United States District Court for the Central District of California, captioned at Civil Action No. 97-3486

HLH, (the "Second Refund Action") contending that the Osborne Group was obligated to refund to Ameron prepaid royalties in the amount of $950,000.00;

     WHEREAS, the Osborne Group filed an answer to the complaint in the Second Refund Action, filed a counterclaim against Ameron, and thereafter filed a third-party complaint against TCI contending, among other things, that TCI was obligated to reimburse the Osborne Group for the $1,200,000.00 Security as well as for any amounts the Osborne Group was obligated to reimburse to Ameron or Environ as a result of the termination of their license rights to the Inventions;

     WHEREAS, TCI filed a Civil Action against Environ and Webb in United States District Court for the Eastern District of Pennsylvania, captioned at Civil Action No. 91-7911 (the "Sump Litigation"), contending, among other things, that Environ and Webb were infringing certain patents owned by TCI covering the design of sumps;

     WHEREAS, the Sump Litigation was tried and a verdict was rendered pursuant to which, among other things, TCI was awarded certain royalties and attorneys' fees, which verdict was appealed by TCI and cross-appealed by Environ and affirmed in part and reversed in part and remanded by the United States Court of Appeals for the Federal Circuit, which remand is currently pending before the Court that originally tried the Sump Litigation;

     WHEREAS, Environ filed an action in the Court of Common Pleas of Montgomery County, Pennsylvania, against TCI, captioned at Civil Action-Law No. 97-14225 (the "Montgomery County Action"), contending, among other things, that TCI breached certain duties and obligations to Environ resulting in Environ not being obligated for TCI's counsel fees and costs in the Sump Litigation;

     WHEREAS, TCI and Intelpro filed a Civil Action against Environ currently pending in the United States District Court for the Eastern District of Pennsylvania, captioned at Civil Action No. 97-1020 asserting claims for patent infringement, and Environ filed an action in the same Court, against TCI and Intelpro captioned at Civil Action No. 97-707 asserting claims of non-infringement and invalidity (the "Patent Infringement Actions");

     WHEREAS, Environ has sold and is currently selling a product known as GeoDuct (the "Current GeoDuct") on the asserted basis that it has a license for such sales from the Osborne Group pursuant to the Supplement Agreement and certain royalties on such sales calculated pursuant to the Supplemental Agreement and the Ameron/Environ Agreement (the "Royalties") have been escrowed by Ameron and Environ (a true and correct illustration of Environ's Current GeoDuct is attached as Exhibit "A");

     WHEREAS, to avoid the additional burden and expense of litigation, and without the parties admitting liability to each other in any way whatsoever, each of the parties to the Agreement wishes to compromise and settle certain disputed claims and counterclaims.

     NOW, THEREFORE, the parties to the Agreement, for and in consideration of the promises expressed herein and intending to be legally bound thereby, do hereby agree as follows:

                             AGREEMENT AND RELEASE
                             ---------------------

          1. On the Execution Date, TCI will wire transfer to an account designated by Ameron in immediately available funds a sum equal to: (a) $1,046,575.34; plus (b) accumulated interest on the $1,000,000.00 Judgement totalling $4,918.90 per month and $163.96 per day until the Execution Date, calculated in accordance with 28 U.S.C (S) 1961 on the basis of 5.64% from February 20, 1997; plus (c) $80,000.00.

          2. On the Execution Date, Ameron will wire transfer to an account designated by Environ in immediately available funds the sum of $78,504.81 paid to it by Environ and escrowed by Ameron.

          3. On the Execution Date, TCI will wire transfer to an account designated by Environ in immediately available funds the sum of $444,919.06, calculated as follows: (a) $950,000.00 (representing the refund sought in the Second Refund Action); less (b) $266,576.13 (representing the Royalties); less
(c) $160,000.00 (representing all infringement damages, counsel fees, costs, expenses and all other charges of any kind arising from the Sump Litigation); less (d) $78,504.81 (representing the Royalties returned to Environ by Ameron hereunder).

          4. On the Execution Date, Environ may release for its own use and benefit any and all Royalties currently held by it in escrow.

          5. The parties agree that expect as explicitly provided for in this Agreement, no party has any claim to any of the Royalties and the distribution and application of the Royalties as set forth in this Agreement is binding and final on all parties.

          6. Effective immediately upon receipt of the funds described in paragraphs 1, 2, and 3, above, Ameron and Environ acknowledge and agree that any license rights ever granted to them by the Osborne Group pursuant to the License Agreement and/or Supplemental Agreement, or otherwise, are terminated and that they have no rights to manufacture, sell, distribute, produce or use, in any way, the Inventions except as otherwise provided in paragraph 7 of this Agreement.

          7. Notwithstanding the provisions of paragraph 6, hereof, the parties agree as follows:

               a. As of January 31, 1998, Environ shall cease the sale, offering for sale, distribution, or use, in any way, of the Current GeoDuct for the terms of U.S. Patent Nos. 5,553,971, 5,567,083 and 5,590,981 subject only to the right to resume such sales in the event of a final, non-appealable determination of invalidity or unenforceability of such patents;

               b. As of January 31, 1998 Environ consents to, and shall be enjoined from the sale, offering for sale, distribution, or use of Current GeoDuct for the terms of U.S. Patent Nos. 5,553,971, 5,567,083 and 5,590,981 subject only to the right to resume such sales in the event of a final, non-appealable determination of invalidity or unenforceability of such patents;

               c. Between the dates of December 10, 1997 and January 31, 1998, Environ may sell no more than 25,000 lineal feet of Current GeoDuct;

               d. TCI and the Osborne Group release Environ, as well as Environ's customers, distributors, sales agents, manufacturing agents, and any all other representatives of any kind or nature, from any and claims for patent infringement that currently exist, may have existed, or might in the future arise from the manufacture, sale, offering for sale, distribution, production or use of the

               Current GeoDuct; provided, however, that such release shall only release claims arising from the sale by Environ of Current
               GeoDuct: (i) through December 9, 1997 and (ii) for sale of no more than an additional 25,000 lineal feet of Current GeoDuct during the period December 10, 1997 through January 31, 1998. The parties further agree that the release provided for in this subparagraph and paragraph 13 does not include, and Environ and its customers, distributors, sales agents, manufacturing agents, and any other representatives of any kind or nature, are therefore not release from, any claims for patent infringement that may be or have been asserted by TCI or the Osborne Group against Environ as a result of Environ's GeoFlex secondary piping system, any design of any product other than the Current GeoDuct, or any other product; and


          e. Environ agrees that in the Patent Infringement Actions interrogatories 35-38 and document requests 19 and 20 in its Second Set of Interrogatories and Requests for Production of Documents and Things are hereby withdrawn with prejudice and shall not be reasserted. To the extent that any previous unanswered discovery request addressed issues relating to the continuing existence of a license to practice the Inventions, no further discovery on this matter shall be sought. TCI and Intelpro shall have no duty to supplement discovery about the existence of a license.

          8. Environ, TCI and Intelpro will execute a stipulation and order, in the form attached hereto as Exhibit "B" and Environ, TCI and Intelpro agree to use their best efforts to have the Court promptly enter such order.

          9. Environ has advised the parties and the parties agree that the total amount of Royalties arising as a result of the sale by Environ of Current GeoDuct is $266,576.13 through January 31, 1998 including the $78,504.81 held in escrow by Ameron; provided, however, that TCI shall be entitled to have an audit of Environ conducted on its behalf, and at its expense, by no later than February 28, 1998 to confirm the accuracy of the amount of the Royalties as stated by Environ. In the event discrepancies in the Royalty amount are revealed by any such audit, TCI and Environ agree to negotiate in good faith in an attempt to resolve such discrepancies for a period not to exceed 10 days from the date notice of such discrepancies is received by Environ. In the event such negotiations do not finally resolve the discrepancies revealed by the audit, TCI and Environ agree to submit such dispute to binding arbitration before a mutually agreeable third party arbitrator. In the event TCI and Environ cannot agree upon a third party arbitrator, TCI and Environ agree to submit the dispute to the American Arbitration Association (the "AAA") for resolution by a single arbitrator pursuant to the AAA's rules governing commercial disputes. In the event an award is issued requiring the payment of additional Royalties by Environ, such additional Royalties shall be paid by Environ within 15 days of the date of the arbitration award. All parties to this Agreement agree that no party other than TCI shall have any right to or interest in any recovery obtained in such arbitration.

          10. Ameron is not a party to litigation or agreements between and among Environ, TCI and the Osborne Group (or any entity thereof). Accordingly, it is not a party to nor is it bound by any of the terms of any "Whereas" clause herein, beginning at page 4, line 12 and ending at page 5, line 15; nor by any of the terms of paragraphs Nos. 7 to 9, inclusive; Nos. 13 to 16, inclusive; and Nos. 21 to 22; with the exception that Ameron will assert no claim for Royalties from Environ as described herein.

          11. Ameron Release of TCI and the Osborne Group: Ameron for itself and
              -------------------------------------------
its successors and assigns, hereby fully and forever releases, waives, discharges and covenants not to sue TCI and the Osborne Group, and their past and present officers, directors, employees, attorneys, and agents and their respective successors and assigns (collectively, the "TCI and Osborne Group Releasees") from and in connection with any and all causes of action, suits, claims, demands, counterclaims, setoffs and contributions, at law or in equity, whether foreseen or unforeseen, whether known or unknown, which Ameron had, has or may have against the TCI and Osborne Group Releasees for any liability for any loss, damage, injury or expense of any kind arising from or relating to: (a) the Osborne Group's execution of, entry into, or performance under the License Agreement and Supplemental Agreement; (b) execution of, entry into or performance of the Settlement Agreement by TCI and the Osborne Group; (c) termination of Ameron's license rights to the Inventions; (d) termination of the License Agreement and Supplemental Agreement; (e) any and all claims asserted by Ameron in the License Termination Action; (f) refund of any royalties paid by Ameron to the Osborne Group except as provided in Paragraphs 1 and 3, above; (g) any and all claims asserted or pursued by Ameron in the Ameron and Environ Appeal; (h) any and all claims asserted by Ameron in the First Refund Action;
(i) any and all claims asserted by Ameron in the Second Refund Action; (j) any and all claims arising from and relating to the $1,000,000.00 Judgment; (k) any and all claims arising from or relating to the $1,200,000.00 Security; (1) any and all claims relating to the Royalties; (m) the license to the Inventions granted by the Osborne Group to TCI; (n) manufacture, use, distribution, licensing, or sale of the Inventions or rights to the Inventions by TCI or the Osborne Group; and/or (o) termination of the Interference.

          12. TCI and the Osborne Group Release of Ameron: TCI and the Osborne
              -------------------------------------------
Group, for themselves and their successors and assigns, hereby fully and forever release, waive, discharge and covenant not to sue Ameron and Ameron's past and present officers, directors, employees, attorneys and agents and their respective successors and assigns (collectively, the "Ameron Releasees") form and in connection with any and all causes of action, claims, demands, counterclaims, setoffs and contributions, at law or in equity, whether foreseen or unforeseen, whether known or unknown, which TCI or the Osborne Group had, has or may have against the Ameron Releasees for any liability for any loss, damage, injury or expense of any kind arising from or relating to: (a) the execution of, entry into, or performance under the License Agreement and Supplemental Agreement; (b) any claims asserted by TCI or the Osborne Group against Ameron in the License Termination Action; (c) any claims asserted by the Osborne Group against Ameron in the First Refund Action or the Second Refund Action; (d) the Costs; (e) the Summary Judgment Appeal; or (f) the $1,200,000.00 Security.

          13. Webb and Environ Release of TCI and the Osborne Group: Webb and
              -----------------------------------------------------
Environ for themselves and their successors and assigns, hereby fully and forever release, waive, discharge and covenant not to sue the TCI and Osborne Group Releasees form and in connection with any and all causes of action, suits, claims, demands, counterclaims, setoffs and contributions, at law or in equity, whether foreseen or unforeseen, whether known or unknown, which Environ or Webb had, has or may have against the TCI or Osborne Group Releasees for any liability for any loss, damage, injury or expense of any kind arising from or relating to: (a) the Osborne Group's execution of, entry into, or performance under the License Agreement and Supplemental Agreement;

(b) execution of, entry into, performance or effect of the Settlement Agreement by TCI and the Osborne Group; (c) termination of Environ's license rights to the Inventions; (d) termination of the License Agreement and Supplemental Agreement;
(e) any and all claims asserted by Environ in the License Termination Action;
(f) refund of any royalties paid by Ameron and/or Environ to the Osborne Group;
(g) any and all claims asserted or pursued by Environ in the Ameron and Environ Appeal; (h) any and all claims asserted by Ameron in the First Refund Action;
(i) any and all claims asserted by Ameron in the Second Refund Action; (j) any and all claims arising from or relating to the $1,000,000.00 Judgment; (k) any and all claims arising from or relating to the $1,200,000.00 Security; (l) any and all claims relating to the Royalties; (m) the license to the Inventions granted by the Osborne Group to TCI; (n) any and all affirmative claims seeking money damages relating to the manufacture, use, distribution, licensing, or sale of the Inventions or rights to the Inventions by TCI or the Osborne Group; (o) termination of the Interference; (p) any and all claims asserted by Environ in the Montgomery County Action; (q) any and all claims asserted by Environ or Webb in the Sump Litigation; (r) the settlement of the sump patent litigation between TCI and the Osborne Group.

          14.  TCI and the Osborne Group Release of Environ and Webb: In
               -----------------------------------------------------
addition to the release of claims set forth in paragraph 7, above, TCI and the Osborne Group, for themselves and their successors and assigns, hereby fully and forever release, waive, discharge and covenant not to sue Environ, Webb and Environ's past and present officers, directors, employees, attorneys and agents and their respective successors and assigns (collectively, the "Environ Releasees") from and in connection with any and all causes of action, suits, claims, demands, counterclaims, setoffs and contributions, at law or in equity, whether foreseen or unforeseen, whether known or unknown, which TCI or the Osborne Group had, has or may have against the Environ

Releasees for any liability for any loss, damage, injury or expense of any kind arising from or relating to: (a) the execution of, entry into, or performance under the License Agreement and Supplemental Agreement; (b) any claims asserted by TCI or the Osborne Group against Environ in the License Termination Action;
(c) any claims asserted by the Osborne Group against Ameron in the First Refund Action or the Second Refund Action; (d) the Costs; (e) any claims asserted by TCI for damages, costs, fees, expenses or attorneys fees, of any kind or nature, against Environ in the Sump Litigation; (f) the Summary Judgment Appeal; (g) the Royalties, expect as specifically provided for in this Agreement.

          15.  The Osborne Group Release of TCI and McDermott, Will & Emery:
               ------------------------------------------------------------
Upon receipt by the Osborne Group of the refund of the $1,200,000.00 security from the Clerk of the United States District Court for the Central District of California, the Osborne Group for themselves and their successors and assigns, hereby fully and forever release, waive, discharge and covenant not to sue TCI, and its past and present officers, directors, employees, attorneys and agents and their respective successors and assigns and McDermott, Will & Emery and its past and present partners, employees and agents (collectively, the "TCI Releasees") from and in connection with any and all causes of action, suits, claims, demands, counterclaims, setoffs and contributions, at law or in equity, whether foreseen or unforeseen, whether known or unknown, which the Osborne Group had, has or may have against the TCI Releasees for any liability for any loss, damage, injury or expense of any kind arising from or relating to: (a) the License Termination Action; (b) the Ameron and Environ Appeal; (c) the First Refund Action; (d) the Second Refund Action; (e) the Summary Judgment Appeal;
(f) TCI's defense of the Osborne Group in the License Termination Action, the Ameron and Environ Appeal, the First Refund Action, the Second Refund Action, the Summary Judgment Appeal; (g) any claims asserted by the Osborne Group in its third-party complaint against TCI in the Second Refund Action; (h) the $1,000,000.00 Judgment; (i) the $1,200,000.00 Security; (j) Ameron's efforts to collect the $1,000,000.00 Judgment; (k) any costs, fees, damages or expenses of any kind or nature incurred by the Osborne Group in connection with or as a result of the License Termination Action, the Ameron and Environ Appeal, the First Refund Action, the Second Refund Action, and/or the Summary Judgment Appeal; (1) any claim against TCI asserting that the Osborne Group was damaged as a result of entry of the $1,000,000.00 Judgment or filing and/or deposit of the $1,200,000.00 Security;
(m) any claim against TCI contending that TCI failed to comply with sections 2.2, 6.1, or 7.5 of the Settlement Agreement; (n) the Royalties; (o) any claim against TCI contending that the Osborne Group is entitled to receive and/or obtain any or all of the Royalties.

          16.  TCI Release of the Osborne Group:  TCI for itself and its
               --------------------------------
successors and assigns, hereby fully and forever releases, waives, discharges and covenants not to sue the Osborne Group, and their past and present officers, directors, employees, attorneys, and agents and their respective successors and assigns (collectively, the "Osborne Group Releasees") from and in connection with any and all causes of action, suits, claims, demands, counterclaims, setoffs and contributions, at law or in equity, whether foreseen or unforeseen, whether known or unknown, which TCI had, has or may have against the Osborne Group Releasees for any liability for any costs, fees, loss, damage, injury or expense of any kind arising from or relating to: (a) the License Termination Action; (b) the Ameron and Environ Appeal; (c) the First Refund Action; (d) the Second Refund Action; (e) the Summary Judgment Appeal; (f) any costs, fees, losses, damages, injuries or expenses of any kind or nature incurred by TCI settling or defending itself or the Osborne Group in the License Termination Action, the Ameron and Environ Appeal, the First Refund Action, the Second Refund Action, the Summary Judgment Appeal and/or the Montgomery County Action;
(g) any
claim against the Osborne Group contending that the Osborne Group failed to comply with sections 2.2, 6.1 or 7.5 of the Settlement Agreement; (h) the Montgomery County Action; (i) the Royalties; (j) any claim against the Osborne Group arising from or relating to the Royalties; (k) any claim for fees or costs due to McDermott, Will & Emery relating to any action referenced in this Agreement and TCI further agrees to hold the Osborne Group harmless from any such claim by McDermott, Will & Emery.

          17. Ameron and Environ, for themselves, their successors, and assigns, mutually, fully and forever release, waive, discharge and covenant with each other not to sue the other, their past and present officers, directors, employees, attorneys, agents, successors and assigns, from and in connection with any and all causes of action, suits, claims, demands, counterclaims, at law or in equity, foreseen or unforeseen, whether known or unknown which either had, has, or may have against each other for any and all liability of any kind arising from or relating to: (1) the August 29, 1992 "License Agreement" between Ameron and the Osborne Group; (2) the "Supplement Agreement" of July 22, 1994, between Ameron and the Osborne Group; and (3) the "Ameron/Environ License Agreement" of July 22, 1994 including but not limited to (a) the execution of each document; (b) the implementation of either party of the Agreements; and (c) litigation arising therefrom.

          18. Immediately following compliance with Paragraphs 1 through 3, above, counsel for the Osborne Group and Ameron will execute the Stipulation re Disbursement in the form attached hereto as Exhibit "C" directing the Clerk of the United States District Court for the Central District of California to disburse the $1,200,000.00 Security, plus and accumulated interest thereon, to the Osborne Group and all parties to this Agreement acknowledge and agree that no party, other than the Osborne Group, has any right, title, interest or claim to or in the $1,200,000.00 Security and the Osborne Group may receive and retain for their benefit the $1,200,000.00 Security free of any claim of any other party to this Agreement.

          19. Immediately following compliance with Paragraphs 1 through 3, above, pursuant to Rule 42(b) of the Federal Rules of Appellate Procedure, counsel for the appropriate parties will, immediately following the Execution Date, execute and file a notice in the form attached as Exhibit "D" notifying the United States Court of Appeals for the Ninth Circuit that the Ameron and Environ Appeal should be dismissed with prejudice with each party to bear its own costs.

          20. Immediately following compliance with Paragraphs 1 through 3, above, pursuant to Rule 42(b) of the Federal Rules of Appellate Procedure, counsel for the appropriate parties will, immediately following the Execution Date, execute and file a notice in the form attached as Exhibit "D" notifying the United States Court of Appeal for the Ninth Circuit that the Summary Judgment Appeal should be dismissed with prejudice with each party to bear its own costs.

          21. Immediately following the Execution Date, counsel for Environ will file a praecipe in the form attached as Exhibit "E" notifying the Court of
            --------
Common Pleas of Montgomery County, Pennsylvania that the Montgomery County Action should be marked settled, discontinued and ended with prejudice, with each party to bear its own costs.

          22. Immediately following the Execution Date, counsel for TCI, Environ and Webb will file a stipulation of dismissal in the form attached as Exhibit "F" notifying the United States District Court for the Eastern District of Pennsylvania that the Sump Litigation should be dismissed with prejudice with each party to bear its own costs.

          23. Immediately following the Execution Date, counsel for Ameron and the Osborne Group will file a stipulation of dismissal in the form attached as Exhibit "G" notifying the United States District Court for the Central District of California that the Second Refund Action, and all complaints filed in that action, should be dismissed with prejudice with each party to bear its own costs.

          24. In the event it becomes necessary for any party or parties hereto to initiate litigation due to the failure of any other party or parties hereto to fulfill its or their obligations hereunder, or otherwise breach this agreement, the prevailing party (parties) shall be entitled to reasonable attorney fees from the party (parties) against which judgment is entered.

          25. All the parties agree that the terms and conditions of this Agreement will not be discussed, disclosed, or revealed, directly or indirectly, to any person or entity, except for the disclosure necessary in connection with the preparation of tax returns, the preparation of financial statements, and any filings or reports necessary to be made with any regulatory body, or otherwise required by law and except that the Osborne Group may disclose the terms and conditions of this Agreement to counsel, and only counsel, to PICES by OPW and its affiliates.

          26. The parties acknowledge, having been advised by the counsel listed below, that they and their duly authorized representatives and agents had read the Agreement and that they fully know, understand, and appreciate its contents and that they execute the Agreement and make the settlement provided for herein voluntarily and of their own free will.

          27. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          28. This Agreement contains the entire Agreement among the parties on the subject matter hereof, and supersedes all prior agreements and understandings, oral and/or written. This Agreement may not be changed orally, but may only be changed by writing signed by all parties. The invalidity of all or any part of this Agreement will not render invalid the remainder hereof.
This Agreement will inure to the benefit of, and will be binding upon, the parties hereto and their respective heirs, successors and assigns.

          29. THE PARTIES HERETO ACKNOWLEDGE THAT THEY HAVE BEEN ADVISED BY LEGAL COUNSEL AND ARE FAMILIAR WITH THE PROVISIONS OF CALIFORNIA CIVIL CODE
SECTION 1542, WHICH PROVIDES:

          "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS
          WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT
          TO EXIST IN HIS FAVOR AT THE TIME OF
          EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM
          MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT
          WITH THE DEBTOR."

THE PARTIES HERETO, BEING AWARE OF SAID CODE SECTION, HEREBY EXPRESSLY WAIVE ANY RIGHTS THEY MAY HAVE THEREUNDER, AS WELL AS UNDER ANY OTHER STATUTES OR COMMON LAW PRINCIPLES OF SIMILAR

AFFECT. THESE WAIVERS DO NOT, IN ANY MANNER, MODIFY THE OBLIGATIONS ASSUMED BY THE PARTIES IN ANY OF THE PRECEDING PARAGRAPHS OF THIS AGREEMENT.


                          AGREED AS SET FORTH ABOVE:


_________________________________       TOTAL CONTAINMENT, INC.
Keith Osborne
                                        By /s/ Pierre Desjardins
                                          ------------------------------
Dated:___________________________
                                        Dated: Jan 22\98
                                              --------------------------
                                        Witness: [SIGNATURE ILLEGIBLE]
                                                ------------------------


BUFFALO ENVIRONMENTAL                   AMERON, INC.
PRODUCTS CORP.

By__________________________________    By______________________________

Dated:______________________________    Dated:__________________________

Witness:____________________________    Witness:________________________


INTELPRO CORP.                          ENVIRON PRODUCTS, INC.

By__________________________________    By______________________________

Dated:______________________________    Dated:__________________________

Witness:____________________________    Witness:________________________


                                        ________________________________
                                        MICHAEL C. WEBB

                                        Dated:__________________________

                              APPROVED AS TO FORMS

_________________________________           ____________________________________
John L. Alex, Esquire                       Joseph J. O'Malley, Esquire
Lockwood, Alex,                             Counsel to Ameron, Inc.
Fitzgibbon & Cummings
General Counsel to the
Osborne Group

_________________________________           ____________________________________
Elliot Disner, Esquire                      Jeremy T. Ross, Esquire
Ervin, Cohen & Jessup, L.L.P.               Schiffman & Ross
Counsel to the Osborne Group                Counsel to Environ Products,
as Third Party Claimant in the              Inc. and Michael C. Webb
Second Refund Action

                                            \s\ Joseph Wolfson,
_________________________________           ------------------------------------
Allan L. Schare, Esquire                    Joseph Wolfson, Esquire
McDermott, Will & Emery                     Stevens & Lee
Defense Counsel to the                      Counsel to Total Containment,
Osborne Group                               Inc.

                          [ILLUSTRATION APPEARS HERE]



                          [ILLUSTRATION APPEARS HERE]
                                   [GeoDuct]



                          [ILLUSTRATION APPEARS HERE]



                          [ILLUSTRATION APPEARS HERE]



                          [ILLUSTRATION APPEARS HERE]


                                                                       EXHIBIT A

                          [ILLUSTRATION APPEARS HERE]


GeoDuct, a 4" flexible, corrugated conduit, offers the feature of pipe removability while providing additional support against backfill.

                                                              EXHIBIT A - Page 2
                                                              ------------------

                      IN THE UNITED STATES DISTRICT COURT
                   FOR THE EASTERN DISTRICT OF PENNSYLVANIA


ENVIRON PRODUCTS, INC.,            :
                                   :
          Plaintiff,               :
                                   :    Civil Action No. 97-707
     vs.                           :
                                   :
TOTAL CONTAINMENT, INC.            :
and INTELPRO CORPORATION,          :
                                   :
          Defendants.              :

                               ------------

TOTAL CONTAINMENT, INC.            :
and INTELPRO CORPORATION,          :
                                   :
          Plaintiffs,              :
                                   :    Civil Action No. 97-1020
     vs.                           :
                                   :
ENVIRON PRODUCTS, INC.,            :
                                   :
          Defendant.               :

               CONSENT JUDGMENT RESOLVING ONLY ISSUES PERTAINING
                  TO ENVIRON'S CURRENT DESIGN OF GEODUCT AND
               THE ASSERTION BY ENVIRON OF A SUB-LICENSE DEFENSE
               -------------------------------------------------

     AND NOW, this     day of         , 1998, it is hereby stipulated by,
between, and among Total Containment, Inc. ("TCI"), Intelpro Corporation ("Intelpro") and Environ Products, Inc. ("Environ") as follows:

     1. As of January 31, 1998, Environ shall for the terms of U.S. Patents 5,553,971, 5,567,083, and 5,590,981 cease the manufacture, sale, offering for sale, distribution, production or


                                                                       EXHIBIT B
                                                                       ---------
use, in any way ("prohibited acts"), of the current design of its GeoDuct secondary containment pipe ("current GeoDuct") subject only to the right to resume such prohibited acts in the event of a final, non-appealable determination of invalidity or unenforceability of such patents. A true and correct illustration of Environ's current GeoDuct is attached hereto and incorporated herein as though fully set forth at length as Exhibit "A".

     2. Environ consents to, and shall be, enjoined from the manufacture, sale, offering for sale, distribution, production or use ("enjoined acts") of its current Geoduct after January 31, 1998 for the terms of U.S. patents 5,553,971, 5,567,083 and 5,590,981 ("the patents") subject only to the right to resume such enjoined acts in the event of a final, non-appealable determination of invalidity or unenforceability of such patents.

     3. Environ voluntarily strikes with prejudice Paragraphs 14 - 19 of Count I of its Complaint for declaratory judgment in Case No. 97-707. Environ voluntarily strikes with prejudice from its Answer in Case No. 97-1020 its First Affirmative Defense and Fifth Affirmative Defense pertaining to the sub-license. These affirmative defenses shall not be re-asserted.

     4. Environ acknowledges that the sub-license has been terminated and will not be asserted as a defense to this or any other infringement action.

     5. Environ agrees that Interrogatories 35 - 38 and Document Requests 19 and 20 in its Second Set of Interrogatories and Requests for Production of Documents and Things are hereby withdrawn with prejudice and shall not be re-asserted. To the extent that any previous unanswered discovery requests to TCI, Intelpro or any other person addressed issues relating to the continuing existence of a license to practice the Inventions, no further discovery on this matter shall be sought. TCI and Intelpro shall have no duty to supplement discovery about the existence of a license.

     6. The parties agree that the issues raised in Environ's Motion to Bifurcate are now moot and there is, consequently, no need for a trial on the sub-licensing issue. The parties jointly request that the Court vacate its Order of November 12, 1997.

     7. Nothing in this Stipulation is intended by the parties to affect the claims of Total Containment, Inc. and Intelpro Corporation that Environ's Geoflex piping system infringes the '981 patent. Likewise, nothing in this Stipulation is intended to affect the claims to Total Containment, Inc. and Intelpro Corporation that any subsequent redesign of the current Geoduct or any other product infringes the '971, '083 and '981 patents. All such claims are specifically preserved.

     It is so stipulated.


WHITE AND WILLIAMS LLP                  SEIDEL, GONDA, LAVORGNA &
                                        MONACO, P.C.


BY:_________________________
     Francis P. Devine, III             BY:___________________________
     Michael N. Onufrak                      Joseph R. Delmaster, Jr.
     1800 One Liberty Place                  Two Penn Center Plaza
     Philadelphia, PA 19103-7395             Suite 1800
     (215) 864-7174                          Philadelphia, PA 19102
     Attorneys for Total                     Attorneys for Environ
     Containment, Inc.                       Products, Inc.

CONRAD, O'BRIEN, GELLMAN
AND ROHN, PC


BY:_________________________
     John A. Guernsey
     1515 Market Street
     16th Floor
     Philadelphia, PA 19102-1916
     Attorneys for Intelpro Corporation

                              Approved and so Ordered.
                              It is Further Ordered that, for
                              Good Cause Shown, the Court's Order
                              of November 12, 1997 is hereby Vacated.


                              _______________________________________
                                                  Fullam, S.J.

                          [ILLUSTRATION APPEARS HERE]


                          [ILLUSTRATION APPEARS HERE]
                                   [GeoDuct


                          [ILLUSTRATION APPEARS HERE]


                          [ILLUSTRATION APPEARS HERE]


                          [ILLUSTRATION APPEARS HERE]

                                                                       EXHIBIT A

                          [ILLUSTRATION APPEARS HERE]

GeoDuct, a 4" flexible, corrugated conduit, offers the feature of pipe removability while providing additional support against backfill.


                                                              EXHIBIT A - PAGE 2
                                                              ------------------

McDERMOTT, WILL & EMERY
RICHARD K. SIMON
ALLAN L. SCHARE
2049 Century Park East, Suite 3400
Los Angeles, California 90067
(310) 277-4110

Attorneys for Defendants
Keith Osborne, Buffalo Environmental
Products Corporation and Intelpro Corporation


                         UNITED STATES DISTRICT COURT

                        CENTRAL DISTRICT OF CALIFORNIA

AMERON, INC.,                 )  Case No. CV 96-6429 HLH
                              )  (BQRX)
               Plaintiff,     )
     v.                       )  STIPULATION RE DISBURSEMENT
                              )  TO DEFENDANTS OF SUMS HELD IN
KEITH OSBORNE, BUFFALO        )  COURT REGISTRY
ENVIRONMENTAL PRODUCTS, and   )
INTELPRO CORPORATION,         )
                              )
               Defendants.    )
                              )
                              )
                              )
______________________________

          Plaintiff Ameron, Inc. and defendants Keith Osborne Buffalo Environmental Products Corporation and Intelpro Corporation ("Defendants"), by and through their respective counsel of record, hereby stipulate as follows:

          WHEREAS, the Court on April 28, 1997 entered an order providing for, among other things, the deposit of $1,200,000.00 in cash into the registry of this Court as security for the pending appeal in this matter;

     WHEREAS, Defendants deposited $1,200,000.00 in cash into the registry of this Court, pursuant to this Court's April 28, 1997 Order and Local Rule 24.7, on June 3, 1997;

                                                                       EXHIBIT C
                                                                       ---------

     WHEREAS, the Court on June 12, 1997 entered an order providing that, among other things, the clerk shall hold the $1,200,000.00 deposited by Defendants in the registry of the Court in an interest-bearing account, in accordance with Local Rule 22, in lieu of a supersedeas bond as security for the judgment entered herein until the Court issues further orders concerning disposition of said sums; and

     WHEREAS, the parties have resolved this case and the pending appeal from the Court's judgment herein.

          NOW THEREFORE, it is hereby stipulated that:

     1. Subject to approval of the Court, the Court shall order the Clerk of the Court to pay to Defendants all amounts currently on deposit in the registry of the Court (including accrued interest). Said order shall be in the form attached hereto as Exhibit A.


Dated:    December __, 1997                   LAW OFFICES OF JOSEPH J. O'MALLEY
                                              Joseph J. O'Malley


                                              By:  _____________________________
                                                   Joseph J. O'Malley
                                              Attorneys for Plaintiff
                                              Ameron, Inc.


Dated:    December __, 1997                   McDERMOTT, WILL & EMERY
                                              RICHARD K. SIMON
                                              ALLAN L. SCHARE


                                              By:  _____________________________
                                                   Allan L. Schare
                                              Attorneys for Defendants Keith
                                              Osborne, Buffalo Environmental
                                              Products Corporation and Intelpro
                                              Corporation

McDERMOTT, WILL & EMERY
RICHARD K. SIMON
ALLAN L. SCHARE
2045 Century Park East, Suite 3400
Los Angeles, California 90067
(310) 277-4110

Attornerys for Defendants
Keith Osborne, Buffalo Environmental
Products Corporation and Intelpro Corporation


                         UNITED STATES DISTRICT COURT

                        CENTRAL DISTRICT OF CALIFORNIA


AMERON, INC.,                 )    CASE No. CV 96-6429 HLH
                              )    (BQRX)
              Plaintiff,      )
     v.                       )    ORDER DIRECTING CLERK TO
                              )    DISBURST TO DEFENDANTS ALL
KEITH OSBORNE, BUFFALO        )    SUMS HELD IN COURT REGISTRY
ENVIRONMENTAL PRODUCTS, and   )
INTELPRO CORPORATION,         )
                              )
              Defendants.     )
                              )
                              )
____________________________  )


          Based on the Stipulation Re Disbursemant To Defendants of Sums Held In Court Registry filed by the parties herein on December __, 1997, and good cause appearing therefor,

          IT IS HEREBY ORDERED that:

          1. The Clerk of this Court shall pay to defendant Buffalo Environmental Products Corporation all amounts currently on deposit in the registry of the Court in the above-captioned action, including accrued interest. The Clerk shall mail such payment to defendant's counsel, Allan L. Schare, Esq., McDermott,

Will & Emery, 2049 Century Park East, 34th Floor, Los Angeles, California 90067.


Dated:  __________________                   ___________________________________
                                             The Honorable Harry L. Rupp
                                             United States District Judge

Approved as to Form:

LAW OFFICES OF JOSEPH J. O'MALLEY
Joseph J. O'Malley


By: ____________________________________
               Joseph J. O'Malley
Attorneys for Plantiff
Ameron, Inc.

McDERMOTT, WILL & EMERY
RICHARD K. SIMON
ALLAN L. SCHARE


By: ____________________________________
               Allan L. Schare
Attorneys for Defendants Keith
Osborne, Buffalo Environmental
Products Corporation and Intelpro
Corporation

                        UNITED STATES COURT OF APPEALS

                             FOR THE NINTH CIRCUIT


AMERON, INC., et al.,              )    No. 97-55344
                                   )
          Plaintiffs-Appellants,   )    DC# CV-94-07871-HLH
                                   )    Central California
                                   )    (Los Angeles)
                                   )
     v.                            )
                                   )
TOTAL CONTAINMENT, INC., et al.,   )
                                   )
          Defendants/Counter-      )
          claimants/Appellees      )
                                   )
__________________________________ )
                                   )
AMERON, INC.,                      )    No. 97-55491
                                   )    DC# CV-96-06429-HLH
          Plaintiff-Appellee,      )    Central California
                                   )    (Los Angeles)
     v.                            )
                                   )
KEITH OSBORNE, et al.,             )    STIPULATION RE
                                   )    DISMISSAL OF APPEALS
          Defendants-Appellants.   )
                                   )
__________________________________ )


          Pursuant to Rule 42(b) of the Federal Rules of Appellate Procedure, the parties to these appeals hereby stipulate and agree that the above-captioned appeals should be dismissed
                                                                       EXHIBIT D
                                                                       ---------
with prejudice, with each party to bear its own costs.


                                        ________________________________
                                        Joseph J. O'Malley, Esquire
                                        801 N. Brand Blvd., Suite 950
                                        Glendale, CA 91203-1243
                                        (818) 543-3274
                                        Counsel For AMERON, Inc.
                                        Plaintiff-Appellant,
                                        No. 97-55344 and
                                        Plaintiff-Appellee
                                        No. 97-55491

                                        QUISENBERRY & BARBANEL


                                        By______________________________
                                          John N. Quisenberry, Esquire
                                        2049 Century Park East, Suite 2200
                                        Los Angeles, CA  90067
                                        (310) 785-7966
                                        Counsel for Environ Products,
                                        Inc., Plaintiff-Appellant,
                                        No. 97-55344

                                        STEVENS & LEE


                                        By /s/ Joseph Wolfson
                                          ------------------------------
                                          Joseph Wolfson, Esquire
                                        111 N. 6th St  P.O. Box 679
                                        Reading, PA  19603-0679
                                        Counsel for Total Containment,
                                        Inc., Defendant/Counter-claimant/
                                        Appellee, No. 97-55344

                                        McDERMOTT, WILL & EMERY


                                        By______________________________
                                          Allan L. Schare, Esquire
                                        2049 Century Park East, Suite 3400
                                        Los Angeles, CA 90067
                                        (310) 277-4110
                                        Counsel for Keith Osborne,
                                        Buffalo Environmental Products;
                                        Intelpro Corporation,
                                        Defendants-Appellants,
                                        No. 97-55491, Defendants-
                                        Appellees, No. 97-55344

Jeremy T. Ross, Esquire
Identification No.: 34824
Schiffman & Ross
1650 Market St. - 50th Floor
Philadelphia, PA 19103-7301
(215) 419-6471

_____________________________
                             :
ENVIRON PRODUCTS, INC.       :
                             :  COURT OF COMMON PLEAS OF
          Plaintiff,         :  MONTGOMERY COUNTY,
                             :  PENNSYLVANIA
     vs.                     :
                             :  CIVIL ACTION - LAW
TOTAL CONTAINMENT, INC.      :
                             :  No. 97-14225
          Defendant.         :
_____________________________:

                                  PRAECIPE
                                  --------

TO THE PROTHONOTARY:

     Please mark this action settled, discontinued and ended with prejudice with each party to bear its own costs.


DATED: _________________           SCHIFFMAN & ROSS


                                   By___________________________
                                     Jeremy T. Ross, Esquire
                                     Attorney I.D. No. 34824
                                     1650 Market St. - 50th Floor
                                     Philadelphia, PA 19103-7301
                                     (215)  419-6471

                                   Attorneys for Environ Products,
                                     Inc.

                                                                       EXHIBIT E
                                                                       ---------

                    IN THE UNITED STATES DISTRICT COURT FOR
                     THE EASTERN DISTRICT OF PENNSYLVANIA

TOTAL CONTAINMENT, INC.,      )
                              )
          Plaintiff,          )
                              )
     v.                       )    Civil Action No. 91-7911 (RSG)
                              )
ENVIRON PRODUCTS, INC. and    )
MICHAEL C. WEBB,              )
                              )
          Defendants.         )


                             STIPULATION AND ORDER

          AND NOW, this ____ day of __________________, it is hereby stipulated by and between the parties that the following unresolved issues shall be dismissed with prejudice, and this action marked "Terminated and Closed" by the Clerk, with each party to bear its own costs: (1) damages on account of defendant Environ Products, Inc.'s infringement on claim 5 of Plaintiff's U.S. Patent No. 5,040,408 and (2) defendant Environ Products, Inc.'s liability to plaintiff for its attorney fees, costs and

                                                                       EXHIBIT F
                                                                       ---------
expenses incurred in response to defendant's inequitable conduct defense.

DATED:___________________                    STEVENS & LEE

                                             By /s/ Charles J. Bloom
                                                ------------------------
                                                Charles J. Bloom, Esquire
                                                Joseph Wolfson, Esquire
                                                11l N. 6th St., P.O. Box 679
                                                Reading, PA 19607-0679
                                                (610) 478-2000
                                             Attorneys for Plaintiff,
                                             Total Containment, Inc.

                                             SCHIFFMAN & ROSS

                                             By_________________________
                                               Jeremy T. Ross, Esquire
                                               1650 Market St., 50th Floor
                                               Philadelphia, PA 19103-7301
                                               (215) 419-6471
                                             Attorneys for Defendants
                                             Environ Products, Inc. and
                                             Michael C. Webb

                        SO ORDERED:


                        ____________________________________
                                                  U.S.D.J.


                                                                       EXHIBIT F
                                                                       ---------

McDERMOTT, WILL & EMERY
RICHARD K. SIMON
ALLAN L. SCHARE
STEVEN M. GOLDSOBEL
2049 Century Park East, Suite 3400
Los Angeles, California 90067
(310) 277-4110

Attorneys for Defendants and Counterclaimants
Keith Osborne, Buffalo Environmental
Products Corporation and Intelpro Corporation


                         UNITED STATES DISTRICT COURT


                        CENTRAL DISTRICT OF CALIFORNIA

AMERON, INC.,                      )      Case No. CV 97-3486 HLH
                                   )      (BQRX)
                  Plaintiff,       )
          v.                       )      STIPULATION OF DISMISSAL
                                   )
KEITH OSBORNE, BUFFALO             )      [F.R.C.P. 41(a)(1)(i) and
ENVIRONMENTAL PRODUCTS AND         )      F.R.C.P. 41(a)(1)(ii)]
INTELPRO CORPORATION,              )
                                   )
                  Defendants       )
                                   )
____________________________________

     Plaintiff Ameron, Inc. ("Ameron") and defendants Keith Osborne, Buffalo Environmental Products Corporation and Intelpro Corporation (collectively, the "Osborne Group"), by and through their respective counsel of record, hereby stipulate and agree as follows:

     1) The Complaint filed by Ameron and the Counterclaim filed by the Osborne Group shall be and hereby are dismissed in their entirety with prejudice pursuant to Federal Rules of Civil Procedure Rule 41(a)(1)(ii). Each party shall bear its own costs and attorneys' fees.
                                                                       EXHIBIT G
                                                                       ---------

     2) The Third Party Complaint filed by the Osborne Group against Total Containment, Inc., to which no responsive pleading has yet been filed, shall be and hereby is dismissed in its entirety with prejudice pursuant to Federal Rules of Civil Procedure Rule 41(a)(1)(i). The Osborne Group shall bear its own costs and attorneys' fees in connection with the filing of the Third Party Complaint.



Dated:    January __, 1998                  LAW OFFICES OF JOSEPH J. O'MALLEY
                                            Joseph J. O'Malley


                                            By:   ______________________________
                                            Joseph J. O'Malley
                                            Attorneys for Plaintiff
                                            Ameron, Inc.


Dated:    January __, 1998                  McDERMOTT, WILL & EMERY
                                            RICHARD K. SIMON
                                            ALLAN L. SCHARE
                                            STEVEN M. GOLDSOBEL


                                            By:  -______________________________
                                                 Allan L. Schare
                                            Attorneys for Defendants and
                                            Counterclaimants Keith Osborne,
                                            Buffalo Environmental Products
                                            Corporation and Intelpro Corporation


Dated:    January __, 1998                  ERVIN, COHEN & JESSUP LLP
                                            ELIOT G. DISNER
                                            ELLEN S. KORNBLUM


                                            By:   ______________________________
                                                  Eliot G. Disner
                                            Attorneys for Third Party Plaintiffs
                                            Keith Osborne, Buffalo Environmental
                                            Products Corporation and Intelpro
                                            Corporation



          IT IS SO ORDERED.


DATED:    _____________, 1998                ___________________________________
                                             Hon. Harry L. Hudd